SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On November 2, 2006, the Registrant held a conference call hosted by its Chief Executive Officer, Michael Neuman.

The full text of the transcript and the slide presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on form 8-K and incorporated by reference herein.

Note:  The information contained in this report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, except under Item 8.01 and Exhibit 99.3

ITEM 8.01  Other Events

On March 29, 2007, the Registrant announced that it has amended its $40 million senior secured credit facility to extend the maturity date to June 29, 2007, and to revise a financial performance covenant provided for in that facility.

The full text of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Transcript of Investor Conference Call held on March 27, 2007.

99.2	Copy of Slide Presentation for Corporate Update Webcast.

99.3	Copy of Press Release dated March 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

March 30, 2007	by:	/s/William G. Ford
William G. Ford,
Secretary